March 28, 2012

VIA EMAIL

Cornerstone Community Bank

640 I Lee Highway Suite 119

Chattanooga,37421

Attention: Gary Petty, Chief Financial Officer-SVP

RE:	Cornerstone Bancshares, Inc. ("Borrower")
Midland Nos. 030281914 & 030281915 ("Loans")
Current Principal Balance: $2,61 0,000

Dear Gary:

Midland Loan Services, a division of PNC Bank, N.A.("Midland") is the Servicer for the FDIC as receiver for Silverton Bank, N.A. ("Lender") of the above-referenced loan.

Please be advised that the Lender has agreed to provide a one year waiver of the covenant compliance thresholds for 2012. The one year covenant waiver is conditional upon the following:

I.	The Borrower will continue to submit quarterly Covenant Compliance Certificates to the Receivership.
2.	Cornerstone Community Bank will agree to limit its dividend payments to amounts necessary to service the subject loan and pay income taxes.
3.	The Borrower wi ll pay a processing fee equal to $25,000.

We trust that this meets with your satisfaction.

Very truly yours,

MIDLAND LOAN SERVICES

/s/ Scott Dunkely
Scott Dunkley
A VP Asset Management

Cornerstone

312912011 Waiver Letter

AGREED AND ACCEPTED BY:

Cornerstone Bancshares, Inc.

By	/s/ Gary W. Petty, Jr.
Name: Gary W. Petty, Jr.
Title: Chief Financial Officer
Date: March 28, 2012